Exhibit 99.1

News Release
www.nortel.com

FOR IMMEDIATE RELEASE	May 9, 2006

For more information:

Media	Investors
Patricia Vernon	(888) 901-7286
(905) 863-1035	(905) 863-6049
patricve@nortel.com	investor@nortel.com

Nortel Announces Waivers and Amendments Under Credit and Support Facilities
TORONTO — Nortel* Networks Corporation [NYSE/TSX: NT] today announced that it and its principal operating subsidiary, Nortel Networks Limited (“NNL”), and NNL’s subsidiary Nortel Networks Inc. (“NNI”) have entered into an amendment and waiver with the lenders under Nortel’s US$1.3 billion one-year credit facility (the “2006 Credit Facility”) and that NNL has entered into an amendment and waiver with Export Development Canada (“EDC”) under NNL’s US$750 million support facility (the “EDC Support Facility,” and together with the 2006 Credit Facility, the “Facilities”). The amendment and waiver agreements, among other things, waive the events of default that had occurred or would occur under the Facilities in connection with the Company’s and NNL’s previously announced need to restate and make adjustments to their financial results for prior periods, which restatements and adjustments were included in the Company’s and NNL’s recently filed annual reports on Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-Ks”), as well as the delay that occurred in filing their 2005 Form 10-Ks and the anticipated delay in filing their quarterly reports on Form 10-Q for the quarter ended March 31, 2006 (the “2006 First Quarter 10-Qs”).
These amendment and waiver agreements extend the date otherwise applicable under the Facilities by which the Company and NNL are required to file the 2006 First Quarter 10-Qs to June 15, 2006. While the Company and NNL expect, as previously announced, to file their 2006 First Quarter 10-Qs no later than the week of June 5, 2006, there can be no assurance that the Company and NNL would receive any further waivers by the lenders under the 2006 Credit Facility or by EDC under the EDC Support Facility if they failed to file the 2006 First Quarter 10-Qs by June 15, 2006. These amendment and waiver agreements do not relate to or waive the requirements under Nortel’s public debt indentures to deliver the 2006 First Quarter 10-Qs to the trustees under such indentures.
In addition, the amendment and waiver under the 2006 Credit Facility removed the minimum Adjusted EBITDA covenant and revised the minimum cash covenant to require that unrestricted cash and cash equivalents of the Company on a consolidated basis exceed US$1.25 billion at all times and US$1.5 billion on the last day of each fiscal quarter (increased from US$1 billion at all times as previously required). The amendment and waiver under the 2006 Credit Facility also made certain adjustments to the restrictions on the incurrence of liens and the provisions determining the percentage of lenders required to amend or waive the terms of the 2006 Credit Facility.
About Nortel
Nortel is a recognized leader in delivering communications capabilities that enhance the human experience, ignite and power global commerce, and secure and protect the world’s most critical information. Our next-generation technologies, for both service providers and enterprises, span access and core networks, support multimedia and business-critical applications, and help eliminate today’s barriers to efficiency, speed and performance by simplifying networks and connecting people with information. Nortel does business in more than 150 countries. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.
Certain statements in this press release may contain words such as “could”, “expects”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities legislation. These statements are based on Nortel’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Nortel operates. These statements are subject to important assumptions, risks and uncertainties, which are difficult to predict and the actual outcome may be materially different. Although Nortel believes expectations reflected in such forward-looking statements are reasonable based upon certain assumptions, they may prove to be inaccurate and consequently Nortel’s actual results or events could differ materially from its expectations set out in this press release. Further, actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following (i) risks and uncertainties relating to Nortel’s restatements and related matters including: Nortel’s most recent restatement and two previous restatements of its financial statements and related events; the negative impact on Nortel and NNL of their most recent restatement and delay in filing their financial statements and related periodic reports (including the anticipated delay in filing the Quarterly Reports on Form 10-Q for the first quarter of 2006) causing them to breach their public debt indentures and, if the delay extends beyond June 15, 2006, their obligations under their credit facilities, with the possibility that the holders of their public debt or NNL’s lenders would seek to accelerate the maturity of that debt, and causing, if the delay extends beyond June 15, 2006, a breach of NNL’s support facility with EDC with the possibility that EDC would refuse to issue additional support under the facility, terminate its commitments under the facility or require NNL to cash collateralize all existing support; legal judgments, fines, penalties or settlements, or any substantial regulatory fines or other penalties or sanctions, related to the ongoing regulatory and criminal investigations of Nortel in the U.S. and Canada; any significant pending civil litigation actions not encompassed by Nortel’s proposed class action settlement; any substantial cash payment and/or significant dilution of Nortel’s existing equity positions resulting from the finalization and approval of its proposed class action settlement, or if such proposed class action settlement is not finalized, any larger settlements or awards of damages in respect of such class actions; any unsuccessful remediation of Nortel’s material weaknesses in internal control over financial reporting resulting in an inability to report Nortel’s results of operations and financial condition accurately and in a timely manner; the time required to implement Nortel’s remedial measures; Nortel’s inability to access, in its current form, its shelf registration filed with the United States Securities and Exchange Commission (SEC), and Nortel’s below investment grade credit rating and any further adverse effect on its credit rating due to Nortel’s restatement of its financial statements; any adverse affect on Nortel’s business and market price of its publicly traded securities arising from continuing negative publicity related to Nortel’s restatements; Nortel’s potential inability to attract or retain the personnel necessary to achieve its business objectives; any breach by Nortel of the continued listing requirements of the NYSE or TSX causing the NYSE and/or the TSX to commence suspension or delisting procedures; any default in Nortel’s filing obligations extending beyond July 15, 2006 for the 2006 First Quarter Form 10-Qs, causing any Canadian securities regulatory authority to impose an order to cease all trading in Nortel’s securities within the applicable jurisdiction or to impose such an order sooner if Nortel fails to comply with the alternate information guidelines of such regulatory authorities; (ii) risks and uncertainties relating to Nortel’s business including: yearly and quarterly fluctuations of Nortel’s operating results; reduced demand and pricing pressures for its products due to global economic conditions, significant competition, competitive pricing practice, cautious capital spending by customers, increased industry consolidation, rapidly changing technologies, evolving industry standards, frequent new product introductions and short product life cycles, and other trends and industry characteristics affecting the telecommunications industry; any material and adverse affects on Nortel’s performance if its expectations regarding market demand for particular products prove to be wrong or because of certain barriers in its efforts to expand internationally; any reduction in Nortel’s operating results and any related volatility in the market price of its publicly traded securities arising from any decline in its gross margin, or fluctuations in foreign currency exchange rates; any negative developments associated with Nortel’s supply contract and contract manufacturing agreements including as a result of using a sole supplier for key optical networking solutions components, and any defects or errors in Nortel’s current or planned products; any negative impact to Nortel of its failure to achieve its business transformation objectives; additional valuation allowances for all or a portion of its deferred tax assets; Nortel’s failure to protect its intellectual property rights, or any adverse judgments or settlements arising out of disputes regarding intellectual property; changes in regulation of the Internet and/or other aspects of the industry; Nortel’s failure to successfully operate or integrate its strategic acquisitions, or failure to consummate or succeed with its strategic alliances; any negative effect of Nortel’s failure to evolve adequately its financial and managerial control and reporting systems and processes, manage and grow its business, or create an effective risk management strategy; and (iii) risks and uncertainties relating to Nortel’s liquidity, financing arrangements and capital including: the impact of Nortel’s most recent restatement and two previous restatements of its financial statements; any acceleration under their public debt indentures and credit facilities, which may result in Nortel and NNL being unable to meet their respective payment obligations; any inability of Nortel to manage cash flow fluctuations to fund working capital requirements or achieve its business objectives in a timely manner or obtain additional sources of funding; high levels of debt, limitations on Nortel capitalizing on business opportunities because of credit facility covenants, or on obtaining additional secured debt pursuant to the provisions of indentures governing certain of Nortel’s public debt issues and the provisions of its credit facilities; any increase of restricted cash requirements for Nortel if it is unable to secure alternative support for obligations arising from certain normal course business activities, or any inability of Nortel’s subsidiaries to provide it with sufficient funding; any negative effect to Nortel of the need to make larger defined benefit plans contributions in the future or exposure to customer credit risks or inability of customers to fulfill payment obligations under customer financing arrangements; any negative impact on Nortel’s ability to make future acquisitions, raise capital, issue debt and retain employees arising from stock price volatility and further declines in the market price of Nortel’s publicly traded securities, or any future share consolidation resulting in a lower total market capitalization or adverse effect on the liquidity of Nortel’s common shares. For additional information with respect to certain of these and other factors, see the Company’s Annual Report on Form 10-K/A and NNL’s Annual Report on Form 10-K and other securities filings with the SEC. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
- end -

*	Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.

2